UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 10, 2012
(Date of earliest event reported)

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

The Annual Meeting of Shareholders of Data I/O Corporation was convened at 2:00 p.m., on May 10, 2012, at the Company’s headquarters, 6464 185th Ave NE, Suite 101, Redmond, Washington as well as on an audio webcast.

There were issued and outstanding on March 12, 2012, the record date, 8,510,897 shares of Common Stock.

There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 7,360,849 (86.49%) shares of Common Stock entitled to vote, thereby constituting a quorum.

The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

                                                                                Percentage of                                   Percentage of

Nominee                            For                               For & Against      Withheld            For & Against        Broker Non-votes

Kenneth B. Myer            2,975,609                        70.56                  1,241,451                   29.44                3,143,789

Fredrick R. Hume          3,136,319                        74.37                  1,080,741                   25.63                3,143,789

Steven M. Quist              3,598,925                        85.34                     618,135                   14.66                3,143,789

William R. Walker        3,475,844                        82.42                     741,216                   17.58                3,143,789

Douglas W. Brown         3,923,916                        93.05                     293,144                     6.95                3,143,789

The aforesaid nominees have been elected as Director.

Proposal to approve the amendment and restatement of the Data I/O Corporation 2000 Stock Compensation Incentive Plan received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                   Against on this Proposal

For                                                                                   3,105,472                                                   80.21

Against                                                                               766,103                                                   19.79

Abstain                                                                               345,485                                                     --

Broker non-votes:                                                         3,143,789

The foregoing proposal has been approved.

The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                   Against on this Proposal

For                                                                                   7,285,282                                                   99.14

Against                                                                                 63,258                                                        .86

Abstain                                                                                 12,309                                                     --

The foregoing proposal has been approved.

Item 7.01 Regulation FD Disclosure

Investor Presentation.

Fred Hume, President and CEO and Joel Hatlen, Vice President and CFO presented a Data I/O Investor Presentation following the Annual Meeting of Shareholders on May 10, 2012.  The presentation can be found at http://www.dataio.com under the selections of Company, Investor Relations, Webcasts and Presentations and the item 2012 Annual Meeting Presentation or by following web link:

http://www.dataio.com/Company/InvestorRelations/WebcastsandPresentations.aspx under the heading “Investor Presentations” with the title “2012 Annual Meeting Presentation”  The Annual meeting was webcast and can be webcast and can be listened to at the following web link:

http://www.dataio.com/Company/InvestorRelations/AnnualMeeting.aspx under the heading “webcast” with the title “listen to the 2012 Annual Meeting”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                Data I/O Corporation

May 14, 2012                                         By /s/Joel S. Hatlen

                                                                Joel S. Hatlen

                                                                Vice President - Finance

                                                                Chief Financial Officer

                                                                Secretary and Treasurer